Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,456.73
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $10,925.39
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $562.01
- Mortality & Expense Charge****        $125.98
+ Hypothetical Rate of Return*****     ($158.17)
                                       ---------
=                                       $13,457  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
             1                  $46.76
             2                  $46.78
             3                  $46.79
             4                  $46.80
             5                  $46.82
             6                  $46.83
             7                  $46.84
             8                  $46.85
             9                  $46.87
            10                  $46.88
            11                  $46.89
            12                  $46.90

            Total              $562.01

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($13.55)
             2             ($13.48)
             3             ($13.42)
             4             ($13.35)
             5             ($13.28)
             6             ($13.21)
             7             ($13.15)
             8             ($13.08)
             9             ($13.01)
            10             ($12.95)
            11             ($12.88)
            12             ($12.81)

         Total            ($158.17)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $13,456.73
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $10,591  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,204.80
                     = $275,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $12,755.86
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $557.14
- Mortality & Expense Charge****        $142.50
+ Hypothetical Rate of Return*****      $771.08
                                        -------
=                                       $16,205  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $46.43
             2               $46.43
             3               $46.43
             4               $46.43
             5               $46.43
             6               $46.43
             7               $46.43
             8               $46.43
             9               $46.43
            10               $46.42
            11               $46.42
            12               $46.42

            Total           $557.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1                $64.13
             2                $64.15
             3                $64.17
             4                $64.20

             5                $64.22
             6                $64.24
             7                $64.27
             8                $64.29
             9                $64.32
            10                $64.34
            11                $64.36
            12                $64.39

            Total            $771.08

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $16,204.80
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $13,339  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,431.49
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,820.57
+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $551.55
- Mortality & Expense Charge****        $161.13
+ Hypothetical Rate of Return*****    $1,946.10
                                      ---------
=                                       $19,431  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $46.06
             2               $46.05
             3               $46.03
             4               $46.01
             5               $45.99
             6               $45.97
             7               $45.95
             8               $45.94
             9               $45.92
            10               $45.90
            11               $45.88
            12               $45.86

            Total           $551.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $157.36
             2              $158.21
             3              $159.07
             4              $159.94
             5              $160.81
             6              $161.69
             7              $162.58
             8              $163.47
             9              $164.37
            10              $165.28
            11              $166.20
            12              $167.12

         Total            $1,946.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,431.49
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $16,566  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,495.71
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $80,696.72
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $3,233.78
- Mortality & Expense Charge****        $927.59
+ Hypothetical Rate of Return*****   ($1,164.64)
                                     -----------
=                                       $99,496  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1              $269.13
             2              $269.20
             3              $269.26
             4              $269.32
             5              $269.39
             6              $269.45
             7              $269.51
             8              $269.58

             9              $269.64
            10              $269.70
            11              $269.77
            12              $269.83

         Total            $3,233.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($99.38)
             2             ($98.96)
             3             ($98.53)
             4             ($98.11)
             5             ($97.68)
             6             ($97.26)
             7             ($96.84)
             8             ($96.42)
             9             ($96.00)
            10             ($95.58)
            11             ($95.16)
            12             ($94.74)

         Total          ($1,164.64)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $99,495.71
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $78,656  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,649.70
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $94,105.06
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $3,205.56
- Mortality & Expense Charge****      $1,048.53
+ Hypothetical Rate of Return*****    $5,673.74
                                      ---------
=                                      $119,650  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1              $267.22
             2              $267.21
             3              $267.19
             4              $267.17
             5              $267.16
             6              $267.14
             7              $267.12
             8              $267.11
             9              $267.09
            10              $267.07
            11              $267.05
            12              $267.04

         Total            $3,205.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $470.24
             2              $470.70
             3              $471.16
             4              $471.63
             5              $472.10
             6              $472.57
             7              $473.04
             8              $473.51
             9              $473.98
            10              $474.46
            11              $474.94
            12              $475.42

           Total          $5,673.74

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $119,649.70
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $98,810  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,298.29
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $109,220.88
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $3,173.15
- Mortality & Expense Charge****      $1,184.86
+ Hypothetical Rate of Return*****   $14,310.42
                                     ----------
=                                      $143,298  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
                 1          $265.07
                 2          $264.96
                 3          $264.84
                 4          $264.73
                 5          $264.61
                 6          $264.49
                 7          $264.38
                 8          $264.26
                 9          $264.14
                10          $264.02
                11          $263.90
                12          $263.77

             Total        $3,173.15

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1             $1,153.68
             2             $1,160.55
             3             $1,167.48
             4             $1,174.47
             5             $1,181.52
             6             $1,188.62
             7             $1,195.78
             8             $1,203.00
             9             $1,210.27
            10             $1,217.61
            11             $1,225.00

            12             $1,232.45

         Total            $14,310.42

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $143,298.29
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                       $122,458 (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $11,973.59
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4      $9,774.49
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $921.57
- Mortality & Expense Charge****         $113.86
+ Hypothetical Rate of Return*****      ($142.96)
                                       ---------
=                                        $11,974 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $69.15
             2               $69.18
             3               $69.21

             4               $69.23
             5               $69.26
             6               $69.28
             7               $69.31
             8               $69.34
             9               $69.36
            10               $69.39
            11               $69.41
            12               $69.44

         Total              $831.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($12.43)
             2             ($12.33)
             3             ($12.24)
             4             ($12.15)
             5             ($12.05)
             6             ($11.96)
             7             ($11.87)
             8             ($11.77)
             9             ($11.68)
            10             ($11.59)
            11             ($11.49)
            12             ($11.40)

         Total            ($142.96)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $11,973.59
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                        $9,108  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,497.50
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $11,465.27
+ Annual Premium*                      $3,500.00
- Premium Expense Charge**               $122.50
- Monthly Deduction***                   $914.97
- Mortality & Expense Charge****         $129.15
+ Hypothetical Rate of Return*****       $698.85
                                         -------
=                                        $14,498 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $68.71
             2               $68.71
             3               $68.72
             4               $68.73
             5               $68.74
             6               $68.74
             7               $68.75
             8               $68.76
             9               $68.77
            10               $68.77
            11               $68.78
            12               $68.79

         Total              $824.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1               $58.86
             2               $58.75
             3               $58.64
             4               $58.53
             5               $58.41
             6               $58.30
             7               $58.18
             8               $58.07
             9               $57.95
            10               $57.84
            11               $57.72
            12               $57.60

            Total           $698.85

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $14,497.50
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $11,632  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,468.69
                     = $275,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $13,376.50

+ Annual Premium*                     $3,500.00
- Premium Expense Charge**              $122.50
- Monthly Deduction***                  $907.37
- Mortality & Expense Charge****        $146.43
+ Hypothetical Rate of Return*****    $1,768.49
                                      ---------
=                                       $17,469  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $68.20
             2               $68.18
             3               $68.17
             4               $68.15
             5               $68.14
             6               $68.12
             7               $68.11
             8               $68.09
             9               $68.08
            10               $68.06
            11               $68.04
            12               $68.03

            Total           $817.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $144.58
             2               $145.08
             3               $145.58
             4               $146.08
             5               $146.58

             6               $147.09
             7               $147.61
             8               $148.13
             9               $148.65
            10               $149.17
            11               $149.71
            12               $150.24

            Total          $1,768.49

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $17,468.69
- Year 5 Surrender Charge             $2,865.50
                                      ---------
=                                       $14,603  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $87,699.91
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $71,586.83
+ Annual Premium*                     $25,000.00
- Premium Expense Charge**               $875.00
- Monthly Deduction***                 $6,136.62
- Mortality & Expense Charge****         $831.42
+ Hypothetical Rate of Return*****    ($1,043.89)
                                      -----------
=                                        $87,700 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1              $502.91
             2              $503.09
             3              $503.27
             4              $503.44
             5              $503.62
             6              $503.80
             7              $503.98
             8              $504.15
             9              $504.33
            10              $504.50
            11              $504.68
            12              $504.86

            Total         $6,046.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($90.49)
             2             ($89.85)
             3             ($89.21)
             4             ($88.58)
             5             ($87.94)
             6             ($87.30)
             7             ($86.67)
             8             ($86.03)
             9             ($85.40)
            10             ($84.77)
            11             ($84.14)
            12             ($83.51)

            Total       ($1,043.89)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $87,699.91
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                       $66,860  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,090.89
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $83,896.14
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,088.56
- Mortality & Expense Charge****        $942.69
+ Hypothetical Rate of Return*****    $5,101.00
                                      ---------
=                                      $106,091  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1              $499.65
             2              $499.69
             3              $499.73
             4              $499.77
             5              $499.82
             6              $499.86
             7              $499.90
             8              $499.94

             9              $499.99
            10              $500.03
            11              $500.07
            12              $500.12

            Total         $5,998.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $428.58
             2              $427.95
             3              $427.32
             4              $426.69
             5              $426.05
             6              $425.42
             7              $424.78
             8              $424.13
             9              $423.49
            10              $422.84
            11              $422.19
            12              $421.54
             Total        $5,101.00

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $106,090.89
- Year 5 Surrender Charge             $20,840.00
                                      ----------
=                                        $85,251 (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $127,731.59
                     = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $97,804.68
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**              $875.00
- Monthly Deduction***                $6,033.23
- Mortality & Expense Charge****      $1,068.37
+ Hypothetical Rate of Return*****   $12,903.52
                                     ----------
=                                      $127,732  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1              $495.96
             2              $495.84
             3              $495.72
             4              $495.59
             5              $495.47
             6              $495.34
             7              $495.21
             8              $495.08
             9              $494.95
            10              $494.82
            11              $494.69
            12              $494.56

            Total         $5,943.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.13%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1            $1,052.64
             2            $1,056.65
             3            $1,060.69
             4            $1,064.76
             5            $1,068.87
             6            $1,073.01
             7            $1,077.18
             8            $1,081.39
             9            $1,085.63
            10            $1,089.91
            11            $1,094.22
            12            $1,098.57

            Total        $12,903.52

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $127,731.59
- Year 5 Surrender Charge            $20,840.00
                                     ----------
=                                      $106,892  (rounded to the nearest dollar)